VANGUARD
MONEY MARKET
FUNDS

VANGUARD PRIME MONEY MARKET FUND
VANGUARD FEDERAL MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND

[PHOTO]

ANNUAL
REPORT
NOVEMBER 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:


- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                              PERFORMANCE SUMMARIES
                                        8

                                  FUND PROFILES
                                       12

                              FINANCIAL STATEMENTS
                                       14

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       31

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                  [PHOTO]
John J. Brennan          John C.  Bogle
Chairman & CEO           Senior Chairman

The Vanguard Money Market Funds achieved stalwart yields for the fiscal year ended November 30, 1998. The total return of our Prime Money Market Fund was +5.4%, unchanged from a year ago. Taking into account the modest 1.5% rise in the Consumer Price Index, the fund's real, or inflation-adjusted, yield was a healthy +3.9%, the highest it has been since our fiscal year 1989.

---------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                          FISCAL YEAR ENDED NOVEMBER 30, 1998
                                                          -----------------------------------
                                                                     AVERAGE
                                                     VANGUARD       COMPETING       VANGUARD
MONEY MARKET FUND                                      FUND           FUND          ADVANTAGE
---------------------------------------------------------------------------------------------
Prime                                                  +5.4%          +4.9%          +0.5%
    (SEC 7-Day Annualized
    Yield: 4.98%)

Federal                                                +5.4           +4.9           +0.5
    (SEC 7-Day Annualized
    Yield: 4.91%)

Treasury                                               +5.1           +4.8           +0.3
    (SEC 7-Day Annualized
    Yield: 4.47%)
---------------------------------------------------------------------------------------------
Prime Institutional Shares*
    (SEC 7-Day Annualized
    Yield: 5.16%)                                      +5.6%          +5.3%          +0.3%
---------------------------------------------------------------------------------------------

*Minimum initial investment is $10 million.


    The adjacent table presents the total returns for each of our money market funds, as well as for their peers. It also shows what we call the "Vanguard advantage," the extra income our funds provided over their competitors, the result largely of our exceptionally low operating costs. This yield advantage was 0.5 percentage point for shareholders in the Prime and Federal Funds and 0.3 percentage point for those in our Treasury Fund and Prime Institutional Shares. Each fund's share price remained at $1 throughout the period, as is expected but not guaranteed.

FINANCIAL MARKETS IN REVIEW

The U.S. economy expanded at a robust pace during the fiscal year despite serious financial troubles that beset Asia, Russia, and Latin America. The domestic economy's growth was fueled primarily by big increases in consumer spending encouraged by low unemployment (4.4% as the fiscal year ended) and strong wage growth (about 4%, well in excess of the 1.5% inflation rate).

    Interest rates fell, with the yield of the 30-year U.S. Treasury bond declining on balance by about 1 percentage point to end the year at 5.06%. Bond prices benefited from buying by investors seeking a haven from volatility in the U.S. stock market and in overseas securities and currency markets. Concerns about the impact of the international economic situation on world markets and the U.S. economy were cited by the Federal Reserve Board as a factor in its decision to cut short-term interest rates. The Fed shaved rates by one-quarter of a percentage point on three occasions: September 29, October 15, and November
17. The Lehman Brothers Aggregate Bond Index, a benchmark for the overall bond market, achieved a +9.5% return during the fiscal year, with approximately 6.8% coming from interest income and 2.7% from price appreciation.

    Stocks seesawed dramatically during the period. The Standard & Poor's 500 Composite Stock Price Index rose strongly (+25%) through July 17, only to have earnings decimated by a six-week slump that culminated in a -6.8% single-day decline on August 31. Stocks then rebounded in September, and by fiscal year-end the S&P 500 Index was up +23.7%.

FISCAL 1998 PERFORMANCE OVERVIEW

The Fed's autumnal easing of monetary policy contributed to the decline in money market interest rates during our fiscal year. At 4.48%, the yield of the 3-month U.S. Treasury bill finished the period 72 basis points below its yield of 5.20% on November 30, 1997. Yields on 3-month Treasuries fluctuated within a range of 185 basis points (1.85 percentage points) during fiscal 1998.

---------------------------------------------------------
                                   ANNUALIZED 7-DAY YIELD
                                      ON NOVEMBER 30,
                                   ----------------------
MONEY MARKET FUND                  1998           1997
---------------------------------------------------------
Prime                              4.98%          5.40%
Federal                            4.91           5.33
Treasury                           4.47           5.05
---------------------------------------------------------
Prime Institutional Shares         5.16%          5.57%
---------------------------------------------------------

    As the accompanying table shows, the annualized 7-day yields of our money market funds on November 30, 1998, were slightly lower than they were a year ago. In this environment of low inflation and falling interest rates, our funds' yields were excellent. In what we daresay has become the norm, they handily outperformed their competitors, a triumph we attribute mostly--and proudly--to our lower operating expenses. The Prime, Federal, and Treasury Money Market Funds each operated at an expense ratio (expenses as a percentage of average net assets) of 0.33%, or $3.30 per $1,000 of assets, during our fiscal year. The expense ratio of the average money market fund was 0.83%, giving us an edge of half a percentage point. The average institutional money market fund charged a 0.44% expense ratio, nearly three times the 0.15% expense ratio of our Prime Fund's Institutional Shares. While such differences may appear modest, they give us a significant head start in delivering to you the higher yields you've come to expect from our money market funds.

LONG-TERM PERFORMANCE OVERVIEW

We're happy to report that the combination of our low operating costs and the experienced, skilled leadership of our Fixed Income Group helped make fiscal 1998 the latest in an ongoing series of banner years for the Vanguard Money Market Funds. The adjacent table shows the average annual return for each Vanguard fund and its average competitor over the past ten years. It also shows the value, as of November 30, of hypothetical $10,000 investments made in each fund a decade ago.

---------------------------------------------------------------------
                                          TOTAL RETURNS
                                TEN YEARS ENDED NOVEMBER 30, 1998
                            -----------------------------------------
                                                    FINAL VALUE OF
                                 AVERAGE              A $10,000
                               ANNUAL RATE        INITIAL INVESTMENT
                            ------------------- ---------------------
                                       AVERAGE             AVERAGE
                            VANGUARD  COMPETING VANGUARD  COMPETING
MONEY MARKET FUND             FUND      FUND      FUND      FUND
---------------------------------------------------------------------
Prime                         +5.7%     +5.2%     $17,363   $16,583
Federal                       +5.6      +5.1       17,197    16,463
Treasury*                     +5.4      +5.1       16,863    16,455
---------------------------------------------------------------------
Prime
  Institutional Shares**      +5.5%     +5.2%     $16,324   $15,949
---------------------------------------------------------------------

 *Before December 2, 1996, known as the U.S. Treasury Portfolio; prior to March
  13, 1989, returns are for the Insured Portfolio.

**Since Fund's inception on October 3, 1989. Minimum initial investment is $10 million.

     As you can see, our cost differential adds up over time. In fact, the seemingly small difference in annual yield amounted to an extra $400-$800 in your pocket for each

$10,000 initially invested. Because money market funds largely invest in the same types of securities and vary only modestly in average maturity, the level of operating costs makes or breaks a fund. Generally, the lower a fund's expenses, the higher its return. Given our goal of maintaining the lowest reasonable costs for all of our funds, we are confident that the Vanguard Money Market Funds will continue to provide strong relative returns. Of course, all mutual funds are subject to the vagaries of the markets and to unpredictable changes in interest rates, and there is no way to predict absolute returns over the next ten years. Yields could be either higher or lower than those during the past decade.

IN SUMMARY

Money market funds do not occupy a glamorous niche within the financial world. Their role in a balanced investment program is to be the strong, silent type--to provide current income, liquidity, and stability of principal. These are important attributes in helping investors to pursue short-term investment goals and to add diversity to portfolios that also include stock funds and bond funds. As always, we recommend that investors thoughtfully construct such a balanced investment plan--consistent with their personal goals, time horizon, and tolerance for risk--and then stick with it. We assure you that we, likewise, will "stay the course" by continuing to focus on providing high-quality, low-cost money market funds.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

December 16, 1998

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

[PHOTO]

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

    The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

--------------------------------------------------------------------------
                                             AVERAGE ANNUALIZED RETURNS
                                          PERIODS ENDED NOVEMBER 30, 1998
                                          -------------------------------
                                            1 YEAR    3 YEARS   5 YEARS
--------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              23.7%     26.7%     23.0%
  Russell 2000 Index                         -6.6      10.3      11.3
  MSCI EAFE Index                            16.8       9.3      10.2
--------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 9.5%      7.7%      7.3%
  Lehman 10 Year Municipal Bond Index         8.1       6.9       6.8
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 5.1       5.2       5.1
--------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.5%      2.2%      2.4%
--------------------------------------------------------------------------

    The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

    The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

    Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

    In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

    Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

    In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

    Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

    Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

    Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER

[PHOTO]

Interest rates declined during the fiscal year ended November 30 amid waves of global financial turmoil that have ebbed and flowed for many months and are probably not yet over. U.S. stock and bond markets rode a rollercoaster to very strong returns. The returns of Vanguard's Prime, Federal, and Treasury Money Market Funds were clustered slightly above 5%, adding to a string of more than four years of relative stability in money market yields. In light of the low level of inflation--the Consumer Price Index was up 1.5% during our fiscal year--the funds' annual real, or inflation-adjusted, returns were about 3.5%, which is quite generous by historic standards. Recent developments, however, have put downward pressure on interest rates that will most likely lead to somewhat lower returns in the near future.

    What began in the summer of 1997 as a regional financial crisis affecting Asia spread to emerging markets in Eastern Europe and Latin America. Years of increasing confidence in the growth prospects and financial strength of emerging economies had attracted massive investment flows and resulted in narrower risk premiums--the extra returns investors expect for taking greater risk. All that was rapidly undone in a frenzied flight to investments of the highest quality and liquidity. The Russian government's default on its obligations in late August was a catalyst for the most extreme market dislocations of the fiscal year. The stock markets of developed nations plunged as investors contemplated the impact of a global slowdown on the profits and growth of well-established companies. Headlines about the troubles of highly leveraged "hedge funds" raised the specter of forced liquidations. Many bond investors responded by disengaging from credit, liquidity, and prepayment risk in favor of U.S. Treasury securities. The perception of an imminent credit crunch--in which otherwise healthy companies would be cut off from funding for expansion--reinforced the downward spiral of investor confidence.

    Throughout the year, the performance of the U.S. economy stood in striking contrast to the disruption in the global financial markets. Month after month, economic statistics showed that job and wage growth were healthy and that key sectors such as housing were booming, despite expectations that the problems overseas would eventually restrain the U.S. economic juggernaut. It wouldn't be the first time that trouble in the financial industry had caused economists to lose sight of the fundamental strength in the heartland. However, as the intensifying financial storm began to threaten the efficient functioning of markets and thereby the funding of the U.S. economic machine, officials of the Federal Reserve Board began to think more globally. Federal Reserve Chairman Alan Greenspan remarked that it was not reasonable to expect the United States to remain an "oasis of prosperity" in the face of so much trouble overseas. The Fed embarked on a series of monetary-policy easings that resulted in a drop of 0.75% in the benchmark federal funds rate (the rate at which banks borrow and lend reserves among themselves). The markets have welcomed this additional liquidity and pledge of support from the central bank.

    In the bond markets, there has been a partial retracing of risk premiums from their extremes, and recently the equity markets have staged a furious (some would argue unwarranted) rally. With the federal funds rate as the cornerstone of the money market yield curve, rates on the Treasury bills, certificates of deposit, and commercial paper in which Vanguard's money market funds invest have also come down. Market expectations are for the Fed to pause and evaluate the effectiveness of its rate-cutting actions in calming the markets and sustaining economic expansion. Given the tepid pace of inflation and lingering problems around the globe, we think the balance of probability tips in favor of further rate cuts.

    During the year, we have extended the average maturities of the money market funds in anticipation of lower interest rates. We did so last spring in the Treasury Money Market Fund as it became clear that the historic transition from federal budget deficit to surplus would lead to a shortage of short-term Treasury securities. In September, we extended the maturities of the Prime and Federal Money Market Funds because we judged that the Fed was likely to swing into action against the market crisis and cut rates.

    With regard to credit quality, we remain at the conservative end of the money market world, as always. World events have made this a busy year for Vanguard's skilled and experienced credit analysts, upon whom we rely to maintain rigorous surveillance over the issuers in which we invest. They have been more than equal to the task. As market rates head lower and fund operating expenses consume a larger portion of returns, some fund managers may be tempted to reach for yield by taking on riskier investments. Rest assured that this is not our mandate. Our cost advantage over the average competing fund is lasting. We believe that it provides shareholders with an unbeatable combination of high quality and competitive returns.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

December 11, 1998

INVESTMENT PHILOSOPHY

The funds reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARY
PRIME MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1978-NOVEMBER 30, 1998
-------------------------------------------------------------------

        PRIME MONEY MARKET FUND                            AVERAGE
                                                            FUND*
FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
YEAR           RETURN         RETURN         RETURN         RETURN
-------------------------------------------------------------------
1979           0.0%           10.8%          10.8%          10.5%
1980           0.0            12.8           12.8           12.5
1981           0.0            17.6           17.6           17.5
1982           0.0            13.1           13.1           12.8
1983           0.0             8.9            8.9            8.6
1984           0.0            10.6           10.6           10.1
1985           0.0             8.2            8.2            7.9
1986           0.0             6.8            6.8            6.4
1987           0.0             6.5            6.5            6.0
1988           0.0             7.5            7.5            6.9
1989           0.0             9.4            9.4            8.8
1990           0.0             8.3            8.3            7.8
1991           0.0             6.4            6.4            5.9
1992           0.0             3.9            3.9            3.4
1993           0.0             3.0            3.0            2.6
1994           0.0             3.9            3.9            3.5
1995           0.0             5.8            5.8            5.4
1996           0.0             5.3            5.3            4.8
1997           0.0             5.4            5.4            4.9
1998           0.0             5.4            5.4            4.9
-------------------------------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 28 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1998): 4.98%

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
--------------------------------------------------------------------
               Prime Money    Average Money   Salomon Smith Barney
               Market Fund    Market Fund     3-Month Treasury Index
1988 11        10000          10000           10000
1989 02        10217          10204           10205
1989 05        10466          10438           10433
1989 08        10709          10667           10652
1989 11        10940          10884           10863
1990 02        11163          11093           11076
1990 05        11392          11306           11299
1990 08        11623          11523           11520
1990 11        11852          11736           11730
1991 02        12071          11937           11928
1991 05        12263          12112           12105
1991 08        12443          12277           12274
1991 11        12610          12430           12431
1992 02        12754          12558           12563
1992 05        12882          12666           12687
1992 08        12999          12767           12797
1992 11        13101          12857           12893
1993 02        13203          12942           12998
1993 05        13301          13022           13094
1993 08        13399          13104           13193
1993 11        13498          13194           13291
1994 02        13598          13278           13400
1994 05        13713          13377           13521
1994 08        13856          13497           13664
1994 11        14020          13649           13827
1995 02        14215          13823           14024
1995 05        14426          14012           14230
1995 08        14634          14189           14430
1995 11        14836          14380           14623
1996 02        15035          14557           14825
1996 05        15227          14725           15011
1996 08        15425          14890           15202
1996 11        15625          15074           15395
1997 02        15825          15250           15599
1997 05        16035          15430           15800
1997 08        16252          15611           16000
1997 11        16470          15810           16202
1998 02        16690          16002           16419
1998 05        16915          16197           16632
1998 08        17142          16381           16839
1998 11        17363          16583           17033

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 1998
                                                 -------------------------------     FINAL VALUE OF A
                                                 1 YEAR       5 YEARS    10 YEARS  $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Prime Money Market Fund                           5.42%         5.17%       5.67%       $17,363
Average Money Market Fund                         4.89          4.68        5.19         16,583
Salomon Smith Barney 3-Month Treasury Index       5.13          5.09        5.47         17,033
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------
                                                                     10 YEARS
                            INCEPTION                       --------------------------
                              DATE      1 YEAR    5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------------
Prime Money Market Fund     6/4/1975     5.47%     5.09%     0.00%    5.73%     5.73%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
PRIME MONEY MARKET FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-NOVEMBER 30, 1998
-------------------------------------------------------------------
                   PRIME MONEY MARKET FUND                 AVERAGE
                    INSTITUTIONAL SHARES                    FUND**
FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
YEAR           RETURN         RETURN         RETURN*       RETURN
-------------------------------------------------------------------
1989             0.0%           1.4%          1.4%           1.4%
1990             0.0            8.5           8.5            8.3
1991             0.0            6.5           6.5            6.2
1992             0.0            4.0           4.0            3.8
1993             0.0            3.2           3.2            2.9
1994             0.0            4.1           4.1            3.8
1995             0.0            6.0           6.0            5.7
1996             0.0            5.5           5.5            5.2
1997             0.0            5.6           5.6            5.3
1998             0.0            5.6           5.6            5.3
-------------------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money
  Market Portfolio.

**Average Institutional Money Market Fund.

See Financial Highlights table on page 28 for dividend information.

SEC 7-Day Annualized Yield (11/30/1998): 5.16%

CUMULATIVE PERFORMANCE: OCTOBER 3, 1989-NOVEMBER 30, 1998
----------------------------------------------------------------
               Prime Money   Average
               Market Fund   Institutional
               Institutional Money Market   Salomon Smith Barney
               Shares        Fund           3-Month Treasury Index
10/3/89        10000000      10000000       10000000
1989 11        10140494      10136959       10133938
1990 02        10350954      10343236       10329481
1990 05        10567462      10554594       10537764
1990 08        10786481      10766972       10743631
1990 11        11001752      10977021       10939471
1991 02        11208097      11172764       11123818
1991 05        11390381      11348299       11289106
1991 08        11561297      11510970       11447339
1991 11        11719410      11660890       11593651
1992 02        11856859      11773859       11716718
1992 05        11979213      11907770       11832112
1992 08        12091815      12010546       11934996
1992 11        12191380      12099339       12023776
1993 02        12291501      12174170       12122116
1993 05        12387968      12281674       12211923
1993 08        12484047      12369661       12303787
1993 11        12580752      12455060       12395310
1994 02        12679512      12528438       12496690
1994 05        12793128      12655037       12610032
1994 08        12932905      12782808       12743033
1994 11        13091443      12927106       12894841
1995 02        13279646      13084701       13079035
1995 05        13483260      13297913       13270797
1995 08        13683325      13485863       13457917
1995 11        13877492      13667830       13637584
1996 02        14069266      13830529       13825848
1996 05        14254510      14026639       13999364
1996 08        14446193      14204659       14177915
1996 11        14639214      14379924       14357649
1997 02        14833280      14538652       14547558
1997 05        15036360      14750413       14735731
1997 08        15246243      14947563       14922256
1997 11        15456944      15140621       15109989
1998 02        15670476      15319378       15312759
1998 05        15888376      15546936       15510830
1998 08        16108975      15754731       15704182
1998 11        16323903      15949131       15885132

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED NOVEMBER 30, 1998
                                              ------------------------------- FINAL VALUE OF A
                                                                    SINCE       $10,000,000
                                                1 YEAR   5 YEARS  INCEPTION     INVESTMENT
-----------------------------------------------------------------------------------------------
Prime Money Market Fund Institutional Shares*     5.61%    5.35%    5.50%      $16,323,903
Average Institutional Money Market Fund           5.34     5.07     5.23        15,949,131
Salomon Smith Barney 3-Month Treasury Index       5.13     5.09     5.18        15,885,132
-----------------------------------------------------------------------------------------------

*Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                             INCEPTION                          ----------------------------
                                DATE        1 YEAR    5 YEARS   CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------------------
Prime Money Market Fund
  Institutional Shares**      10/3/1989      5.65%     5.27%     0.00%     5.50%     5.50%
--------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market Portfolio.

PERFORMANCE SUMMARY
FEDERAL MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JULY 13, 1981-NOVEMBER 30, 1998
--------------------------------------------------------------------

                   FEDERAL MONEY MARKET FUND                AVERAGE
                                                            FUND*
FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
YEAR           RETURN         RETURN         RETURN         RETURN
--------------------------------------------------------------------
1981             0.0%           5.9%           5.9%           5.7%
1982             0.0           11.9           11.9           11.7
1983             0.0            8.5            8.5            8.3
1984             0.0           10.2           10.2            9.8
1985             0.0            8.0            8.0            7.7
1986             0.0            6.6            6.6            6.3
1987             0.0            6.3            6.3            5.9
1988             0.0            7.2            7.2            6.7
1989             0.0            9.2            9.2            8.6
1990             0.0            8.1            8.1            7.7
1991             0.0            6.2            6.2            5.7
1992             0.0            3.8            3.8            3.4
1993             0.0            3.0            3.0            2.6
1994             0.0            3.8            3.8            3.4
1995             0.0            5.8            5.8            5.3
1996             0.0            5.3            5.3            4.8
1997             0.0            5.4            5.4            4.9
1998             0.0            5.4            5.4            4.9
--------------------------------------------------------------------

*Average U.S. Government Money Market Fund.

See Financial Highlights table on page 29 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1998): 4.91%

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
-------------------------------------------------------------------
                              Average U.S.
                              Government
               Federal Money  Money Market   Salomon Smith Barney
               Market Fund    Fund           3-Month Treasury Index
1988 11        10000          10000          10000
1989 02        10210          10197          10205
1989 05        10452          10427          10433
1989 08        10691          10651          10652
1989 11        10916          10860          10863
1990 02        11134          11067          11076
1990 05        11358          11277          11299
1990 08        11583          11492          11520
1990 11        11805          11697          11730
1991 02        12012          11889          11928
1991 05        12197          12060          12105
1991 08        12372          12225          12274
1991 11        12535          12369          12431
1992 02        12675          12496          12563
1992 05        12800          12607          12687
1992 08        12916          12711          12797
1992 11        13016          12791          12893
1993 02        13113          12877          12998
1993 05        13209          12958          13094
1993 08        13307          13044          13193
1993 11        13404          13119          13291
1994 02        13502          13205          13400
1994 05        13616          13302          13521
1994 08        13756          13427          13664
1994 11        13916          13563          13827
1995 02        14107          13735          14024
1995 05        14316          13920          14230
1995 08        14520          14103          14430
1995 11        14719          14277          14623
1996 02        14915          14452          14825
1996 05        15103          14620          15011
1996 08        15298          14792          15202
1996 11        15494          14960          15395
1997 02        15690          15134          15599
1997 05        15897          15317          15800
1997 08        16110          15505          16000
1997 11        16323          15688          16202
1998 02        16539          15880          16419
1998 05        16759          16085          16632
1998 08        16981          16282          16839
1998 11        17197          16463          17033

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1998
                                                -------------------------------    FINAL VALUE OF A
                                                 1 YEAR    5 YEARS    10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Federal Money Market Fund                         5.35%     5.11%        5.57%           $17,197
Average U.S. Government Money Market Fund         4.94      4.65         5.11             16,463
Salomon Smith Barney 3-Month Treasury Index       5.13      5.09         5.47             17,033
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------
                                                                                10 YEARS
                            INCEPTION                            ------------------------------------
                              DATE      1 YEAR    5 YEARS        CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------
Federal Money Market Fund   7/13/1981   5.40%     5.04%          0.00%          5.62%          5.62%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: MARCH 9, 1983-NOVEMBER 30, 1998
-----------------------------------------------------------------
              TREASURY MONEY MARKET FUND*              AVERAGE
                                                       FUND**
FISCAL    CAPITAL        INCOME         TOTAL          TOTAL
YEAR      RETURN         RETURN         RETURN         RETURN
-----------------------------------------------------------------
1983       0.0%           6.1%           6.1%            6.2%
1984       0.0            9.9            9.9            10.1
1985       0.0            7.5            7.5             7.9
1986       0.0            6.2            6.2             6.4
1987       0.0            6.0            6.0             6.0
1988       0.0            7.0            7.0             6.9
1989       0.0            8.9            8.9             8.7
1990       0.0            8.0            8.0             7.8
1991       0.0            5.9            5.9             5.8
1992       0.0            3.7            3.7             3.5
1993       0.0            2.9            2.9             2.6
1994       0.0            3.6            3.6             3.4
1995       0.0            5.5            5.5             5.2
1996       0.0            5.1            5.1             4.8
1997       0.0            5.1            5.1             4.8
1998       0.0            5.1            5.1             4.8

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money Market Fund thereafter.

See Financial Highlights table on page 29 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1998): 4.47%

Cumulative Performance: November 30, 1988-November 30,  1998
-------------------------------------------------------------------------
          Treasury Money   Average U.S. Treasury   Salomon Smith Barney
          Money Fund       Money Market Fund       3-Month Treasury Index
1988 11   10000            10000                   10000
1989 02   10210            10204                   10205
1989 05   10442            10439                   10433
1989 08   10672            10660                   10652
1989 11   10890            10865                   10863
1990 02   11103            11079                   11076
1990 05   11324            11290                   11299
1990 08   11547            11506                   11520
1990 11   11764            11716                   11730
1991 02   11960            11907                   11928
1991 05   12139            12080                   12105
1991 08   12306            12245                   12274
1991 11   12464            12386                   12431
1992 02   12597            12523                   12563
1992 05   12717            12639                   12687
1992 08   12829            12740                   12797
1992 11   12922            12826                   12893
1993 02   13015            12911                   12998
1993 05   13107            12997                   13094
1993 08   13200            13080                   13193
1993 11   13293            13153                   13291
1994 02   13386            13248                   13400
1994 05   13493            13347                   13521
1994 08   13624            13467                   13664
1994 11   13775            13607                   13827
1995 02   13952            13775                   14024
1995 05   14148            13961                   14230
1995 08   14340            14142                   14430
1995 11   14528            14320                   14623
1996 02   14714            14493                   14825
1996 05   14896            14662                   15011
1996 08   15083            14831                   15202
1996 11   15271            15002                   15395
1997 02   15456            15173                   15599
1997 05   15652            15353                   15800
1997 08   15852            15535                   16000
1997 11   16050            15720                   16202
1998 02   16252            15907                   16419
1998 05   16459            16097                   16632
1998 08   16666            16288                   16839
1998 11   16863            16455                   17033

                                                AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1998
                                               -------------------------------  FINAL VALUE OF A
                                                1 YEAR    5 YEARS   10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Treasury  Money Market Fund*                      5.06%     4.87%     5.36%         $16,863
Average U.S. Treasury Money Market Fund**         4.75      4.58      5.11           16,455
Salomon Smith Barney 3-Month Treasury Index       5.13      5.09      5.47           17,033
--------------------------------------------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money Market Fund thereafter.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                              INCEPTION                            ----------------------------------
                                DATE         1 YEAR    5 YEARS     CAPITAL      INCOME         TOTAL
-----------------------------------------------------------------------------------------------------
Treasury Money Market Fund**  3/9/1983       5.13%       4.81%      0.00%        5.42%          5.42%
-----------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

FUND PROFILE
PRIME MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined below.

FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                   5.0%
Yield--Institutional Shares             5.2%
Average Maturity                     76 days
Average Quality                          Aa1
Expense Ratio                          0.33%
Expense Ratio--Institutional Shares    0.15%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------
Certificates of Deposit                      32.3%
Commercial Paper                             34.2
Treasury/Agency                              28.1
Other                                         5.4
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                           28.1%
Aaa                                       11.0
Aa                                        48.6
A                                         12.3
Baa                                        0.0
Ba                                         0.0
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

FUND PROFILE
FEDERAL MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------
Yield                         4.9%
Average Maturity           75 days
Average Quality             Agency
Expense Ratio                0.33%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
Treasury/Agency                           100.0%

FUND PROFILE
Treasury Money Market Fund

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------
Yield                              4.5%
Average Maturity                73 days
Average Quality                Treasury
Expense Ratio                     0.33%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury                                 100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share. Each fund's objective is to maintain a constant NAV of $1.00 per share.

    At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                               YIELD**        DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.4%)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                                5.02%    2/26/1999 (1)       $685,000   $  684,603
Federal Home Loan Bank                                                5.02%     3/1/1999 (1)        500,000      499,632
Federal Home Loan Bank                                               5.353%    12/4/1998 (1)        485,000      484,783
Federal Home Loan Bank                                                5.65%     4/9/1999            185,000      184,983
Federal Home Loan Mortgage Corp.                                      4.84%   12/26/1998 (1)        300,000      299,968
Federal Home Loan Mortgage Corp.                                      4.96%    2/27/1999 (1)        500,000      499,475
Federal Home Loan Mortgage Corp.                                     4.967%     4/1/1999             50,000       49,185
Federal Home Loan Mortgage Corp.                                     5.052%    3/26/1999            282,547      278,106
Federal Home Loan Mortgage Corp.                                     5.054%    3/29/1999            200,000      196,768
Federal Home Loan Mortgage Corp.                                     5.163%    2/25/1999            125,000      123,518
Federal Home Loan Mortgage Corp.                                     5.168%    3/22/1999             50,000       49,223
Federal Home Loan Mortgage Corp.                                     5.203%    3/25/1999            297,751      293,009
Federal Home Loan Mortgage Corp.                                     5.209%    3/19/1999            123,484      121,610
Federal Home Loan Mortgage Corp.                                     5.261%    2/24/1999            299,600      295,957
Federal Home Loan Mortgage Corp.                                     5.292%    2/19/1999             46,500       45,968
Federal Home Loan Mortgage Corp.                                     5.295%    2/16/1999            105,000      103,837
Federal National Mortgage Assn.                                       4.85%   12/23/1998 (1)        490,000      489,752
Federal National Mortgage Assn.                                      4.958%    1/23/1999 (1)        800,000      799,597
Federal National Mortgage Assn.                                      4.967%     4/1/1999             61,597       60,593
Federal National Mortgage Assn.                                       4.97%    1/21/1999 (1)        300,000      299,850
Federal National Mortgage Assn.                                      4.989%     2/3/1999 (1)        340,000      339,821
Federal National Mortgage Assn.                                       4.99%    1/30/1999 (1)        475,000      474,754
Federal National Mortgage Assn.                                       5.01%    2/28/1999 (1)        310,000      309,866
Federal National Mortgage Assn.                                      5.051%    3/25/1999            337,045      331,700
Federal National Mortgage Assn.                                      5.053%    3/26/1999            104,100      102,460
Federal National Mortgage Assn.                                      5.064%   12/17/1998 (1)        250,000      249,959
Federal National Mortgage Assn.                                      5.157%    2/14/1999 (1)        505,000      504,810
Federal National Mortgage Assn.                                      5.169%    2/19/1999 (1)         80,000       79,984
Federal National Mortgage Assn.                                      5.176%    1/14/1999 (1)        200,000      199,988
Federal National Mortgage Assn.                                      5.177%    3/18/1999            300,000      295,497
Federal National Mortgage Assn.                                       5.26%   12/15/1998 (1)        470,000      469,777
Federal National Mortgage Assn.                                       5.32%   12/17/1998 (1)        500,000      499,762
Federal National Mortgage Assn.                                       5.45%    4/15/1999            188,200      188,025
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $9,906,820)                                                                                           9,906,820
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
                                                                      YIELD**        DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (34.6%)
-------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (1.7%)
BankAmerica Corp.                                                     5.30%     2/4/1999           $ 50,000   $   49,528
Chase Manhattan Corp.                                                5.278%   12/28/1998            150,000      149,413
Citigroup                                                            5.361%    1/26/1999             25,000       24,794
First Union Corp.                                                    5.304%    2/16/1999            150,000      148,322
Norwest Corp.                                                        5.005%    2/18/1999             40,000       39,568
Norwest Corp.                                                        5.075%    3/30/1999            100,000       98,364
Republic New York Corp.                                              5.526%    12/1/1998             40,000       40,000
Wachovia Corp.                                                       5.402%   12/14/1998             35,000       34,933
Wachovia Corp.                                                       5.559%   12/10/1998             20,000       19,973
                                                                                                             -----------
                                                                                                                 604,895
                                                                                                             -----------

FINANCE--AUTO (3.8%)
Chrysler Financial Corp.                                             5.251%     1/8/1999             50,000       49,727
Chrysler Financial Corp.                                              5.27%    1/14/1999             50,000       49,682
Daimler-Benz NA Corp.                                                5.258%   12/22/1998             25,000       24,924
Daimler-Benz NA Corp.                                                5.282%     2/8/1999             50,000       49,501
Daimler-Benz NA Corp.                                                5.292%    2/16/1999             50,000       49,442
Daimler-Benz NA Corp.                                                5.319%    2/11/1999             50,000       49,475
Daimler-Benz NA Corp.                                                5.501%    12/3/1998             21,000       20,994
Daimler-Benz NA Corp.                                                5.506%    12/9/1998             20,000       19,976
Daimler-Benz NA Corp.                                                5.511%   12/15/1998             15,000       14,968
Daimler-Benz NA Corp.                                                5.539%    12/1/1998              6,279        6,279
Ford Motor Credit Co.                                                5.168%     3/4/1999             69,779       68,860
Ford Motor Credit Co.                                                5.297%    2/12/1999             50,000       49,470
Ford Motor Credit Co.                                                 5.30%    2/16/1999            100,000       98,881
Ford Motor Credit Co.                                                 5.45%    12/1/1998            200,000      200,000
Ford Motor Credit Co.                                                5.475%   12/10/1998            180,000      179,757
General Motors Acceptance Corp.                                      5.145%    1/21/1999            100,000       99,280
General Motors Acceptance Corp.                                      5.273%    1/19/1999            200,000      198,584
General Motors Acceptance Corp.                                      5.311%    2/18/1999            100,000       98,850
                                                                                                             -----------
                                                                                                               1,328,650
                                                                                                             -----------

FINANCE--OTHER (13.4%)
American Express Credit Corp.                                        5.409%   12/10/1998            100,000       99,866
American General Corp.                                                5.22%     2/5/1999             25,000       24,764
Asset Securitization Cooperative Corp.                               5.248%    1/27/1999             50,000       49,590
Asset Securitization Cooperative Corp.                               5.248%    2/17/1999             78,750       77,866
Asset Securitization Cooperative Corp.                               5.248%    2/18/1999             75,000       74,147
Asset Securitization Cooperative Corp.                               5.315%    1/22/1999             50,000       49,621
Asset Securitization Cooperative Corp.                               5.389%    1/29/1999             75,000       74,348
Asset Securitization Cooperative Corp.                               5.446%    2/19/1999             50,000       49,403
Asset Securitization Cooperative Corp.                                5.56%    12/1/1998            124,172      124,172
Asset Securitization Cooperative Corp.                               5.583%    12/3/1998             10,000        9,997
Associates Corp. of North America                                    4.948%    3/15/1999             25,000       24,650
Associates Corp. of North America                                    4.948%    3/16/1999             75,000       73,939
Associates Corp. of North America                                    5.072%     4/9/1999             50,000       49,113
Associates Corp. of North America                                    5.074%    4/12/1999             50,000       49,092
Associates Corp. of North America                                    5.104%    3/11/1999            100,000       98,611
Associates Corp. of North America                                    5.162%    2/18/1999            100,000       98,887
Associates Corp. of North America                                     5.39%     3/8/1999             50,000       49,293
CIT Group Holdings Inc.                                              5.521%    12/3/1998             40,000       39,988
Centric Capital Corp.                                                5.211%   12/15/1998             55,335       55,224
Centric Capital Corp.                                                5.222%    1/25/1999             30,000       29,764
Centric Capital Corp.                                                5.321%    1/26/1999             10,000        9,918
Centric Capital Corp.                                                 5.42%    1/29/1999              9,375        9,293
Centric Capital Corp.                                                 5.43%    2/11/1999             20,000       19,786
Centric Capital Corp.                                                5.456%   12/18/1998             15,000       14,962
Centric Capital Corp.                                                5.457%     1/8/1999             50,000       49,715
Centric Capital Corp.                                                5.468%     2/4/1999             29,200       28,918
Centric Capital Corp.                                                5.473%    2/10/1999             19,800       19,592
Centric Capital Corp.                                                5.528%   12/11/1998             25,000       24,962

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co.                                                5.361%    1/26/1999           $ 75,000   $   74,382
Delaware Funding                                                     5.218%    1/20/1999             50,000       49,642
Delaware Funding                                                      5.22%    1/22/1999             36,844       36,570
Delaware Funding                                                     5.233%    1/14/1999             51,136       50,813
Delaware Funding                                                     5.249%    2/19/1999             15,000       14,827
Delaware Funding                                                     5.316%   12/18/1998             92,177       91,948
Delaware Funding                                                     5.329%    12/8/1998             50,000       49,949
Delaware Funding                                                     5.373%     2/5/1999             12,000       11,883
Delaware Funding                                                     5.392%    1/21/1999             61,180       60,718
Delaware Funding                                                     5.422%    2/10/1999             41,548       41,110
Delaware Funding                                                     5.561%    1/28/1999             37,416       37,084
Enterprise Funding Corp.                                             5.243%    1/12/1999             15,047       14,956
Enterprise Funding Corp.                                             5.268%    1/20/1999             34,358       34,110
Enterprise Funding Corp.                                             5.348%    1/19/1999             15,965       15,850
Enterprise Funding Corp.                                             5.391%    1/14/1999             10,116       10,050
Enterprise Funding Corp.                                             5.407%    1/29/1999            156,227      154,839
Enterprise Funding Corp.                                             5.421%    1/27/1999             10,210       10,123
Enterprise Funding Corp.                                             5.422%    1/13/1999             14,926       14,831
Enterprise Funding Corp.                                             5.438%    1/15/1999             61,831       61,419
Enterprise Funding Corp.                                             5.453%     2/4/1999             50,683       50,191
Enterprise Funding Corp.                                             5.513%    1/28/1999             33,629       33,334
Enterprise Funding Corp.                                             5.514%    1/21/1999             25,804       25,605
Enterprise Funding Corp.                                             5.586%    1/22/1999             34,000       33,728
Enterprise Funding Corp.                                             5.646%     1/8/1999             21,625       21,497
First Chicago Financial Corp.                                        5.196%    1/28/1999             50,000       49,587
First Chicago Financial Corp.                                        5.343%    2/18/1999             30,000       29,653
General Electric Capital Corp.                                       5.011%     8/9/1999            200,000      193,265
General Electric Capital Corp.                                       5.056%     4/5/1999            100,000       98,281
General Electric Capital Corp.                                       5.135%    2/18/1999            125,000      123,605
General Electric Capital Corp.                                       5.308%     3/4/1999             20,000       19,732
General Electric Capital Corp.                                        5.46%    2/17/1999            100,000       98,845
General Electric Capital Corp.                                        5.57%   12/22/1998            150,000      149,520
General Electric Capital Corp.                                        5.58%    2/22/1999            210,000      207,442
General Electric Capital Corp.                                       5.615%    1/28/1999            255,000      252,751
General Electric Capital Corp.                                       5.635%    12/8/1998             50,000       49,947
General Electric Capital Corp.                                       5.639%     2/1/1999            148,093      146,695
General Electric Capital Corp.                                       5.649%   12/31/1998             35,000       34,840
General Electric Capital Corp.                                        5.66%    2/25/1999             50,000       49,345
Norwest Financial Corp.                                               5.23%    2/18/1999             75,000       74,152
Riverwoods Funding Corp.                                             5.219%    1/21/1999            106,000      105,220
Riverwoods Funding Corp.                                             5.424%     2/5/1999            100,000       99,019
Riverwoods Funding Corp.                                             5.424%    2/12/1999            178,000      176,069
Triple A One Funding Corp.                                            5.01%    12/4/1998             66,771       66,743
Triple A One Funding Corp.                                           5.272%    12/9/1998             69,975       69,893
Triple A One Funding Corp.                                           5.315%    12/7/1998            100,000       99,912
Triple A One Funding Corp.                                           5.554%    1/15/1999             40,000       39,725
Triple A One Funding Corp.                                           5.604%     1/8/1999             48,382       48,099
                                                                                                             -----------
                                                                                                               4,661,280
                                                                                                             -----------

INDUSTRIAL (1.3%)
Chevron Transport Co.                                                5.373%     2/8/1999             20,000       19,798
Chevron Transport Co.                                                5.373%     3/8/1999             10,000        9,859
Chevron Transport Co.                                                5.431%     2/9/1999             23,000       22,763
Coca-Cola Co.                                                        5.498%    12/7/1998             50,000       49,955
Deere  & Co.                                                         5.243%    1/25/1999             20,000       19,842
E.I. du Pont de Nemours & Co.                                        5.268%    1/28/1999            100,000       99,161
Exxon Imperial U.S. Inc.                                             5.267%    3/10/1999             50,000       49,293
Koch Industries                                                      5.263%     2/2/1999             25,000       24,772
Minnesota Mining and Manufacturing Co.                               4.971%    2/19/1999             50,000       49,457
Procter & Gamble                                                     5.497%   12/30/1998            100,000       99,565
Procter & Gamble                                                     5.526%   12/16/1998             18,927       18,884
                                                                                                             -----------
                                                                                                                 463,349
                                                                                                             -----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
                                                                    YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
INSURANCE (2.5%)
Marsh & McLennan Co. Inc.                                            5.392%    1/11/1999           $ 85,000     $ 84,483
Marsh & McLennan Co. Inc.                                            5.443%    1/14/1999             15,000       14,901
New York Life Capital Corp.                                          4.964%    2/24/1999             60,000       59,309
New York Life Capital Corp.                                          5.199%    3/19/1999            100,000       98,470
Prudential Funding                                                   5.137%    2/19/1999             50,000       49,437
Prudential Funding                                                   5.156%    1/28/1999            150,000      148,770
Prudential Funding                                                   5.229%     2/4/1999            100,000       99,068
Pr4udential Funding                                                  5.247%   12/10/1998            141,791      141,607
Prudential Funding                                                    5.30%     2/8/1999            100,000       98,998
USAA Capital Corp.                                                   4.995%    2/24/1999             30,000       29,652
USAA Capital Corp.                                                   5.192%    1/29/1999              7,200        7,140
USAA Capital Corp.                                                   5.564%    12/3/1998             27,152       27,144
                                                                                                             -----------
                                                                                                                 858,979
                                                                                                             -----------

FOREIGN BANKS (6.2%)
ABN-AMRO North America Finance Inc.                                  5.086%    3/31/1999            150,000      147,515
ABN-AMRO North America Finance Inc.                                  5.214%   12/31/1998            200,000      199,142
Abbey National North America                                         5.649%     2/4/1999             50,000       49,504
Commonwealth Bank of Australia                                        5.50%   12/10/1998             50,000       49,932
Cregem North America Inc.                                            5.098%    3/18/1999            100,000       98,517
Cregem North America Inc.                                             5.18%    1/25/1999             75,000       74,415
Cregem North America Inc.                                            5.308%    3/17/1999             73,000       71,880
Cregem North America Inc.                                            5.329%    3/24/1999            100,000       98,371
Cregem North America Inc.                                            5.372%    3/16/1999            150,000      147,712
Halifax PLC                                                          5.372%    3/11/1999             98,000       96,576
Halifax PLC                                                          5.609%    12/1/1998             50,000       50,000
Internationale Nederlanden U.S. Funding                              5.301%   12/11/1998             40,000       39,942
Lloyds Bank                                                          5.098%    3/29/1999            100,000       98,371
Lloyds Bank                                                           5.13%    2/26/1999            100,000       98,787
Lloyds Bank                                                          5.344%    2/18/1999            100,000       98,852
Lloyds Bank                                                          5.606%   12/23/1998            142,200      141,726
Lloyds Bank                                                          5.624%    2/16/1999            100,000       98,832
UBS Finance Inc.                                                     4.985%    2/22/1999             30,000       29,661
UBS Finance Inc.                                                     5.035%    4/16/1999            150,000      147,218
UBS Finance Inc.                                                     5.291%    1/15/1999             25,000       24,837
Westpac Capital Corp.                                                5.226%   12/30/1998            112,150      111,684
Westpac Capital Corp.                                                5.322%    2/10/1999            200,000      197,929
                                                                                                             -----------
                                                                                                               2,171,403
                                                                                                             -----------

CANADIAN GOVERNMENT--NATIONAL & PROVINCIAL (0.5%)
Province of British Columbia                                         4.757%    5/17/1999             35,000       34,248
Province of British Columbia                                         4.863%    4/21/1999             31,300       30,718
Province of British Columbia                                         5.185%    3/12/1999             25,500       25,135
Province of British Columbia                                         5.294%    3/17/1999              8,900        8,765
Province of British Columbia                                         5.422%     3/8/1999             26,500       26,123
Canadian Wheat Board                                                 5.604%   12/22/1998             23,000       22,927
Province of Ontario                                                  5.402%    2/17/1999 (1)         25,000       25,006
                                                                                                             -----------
                                                                                                                 172,922
                                                                                                             -----------

OTHER FOREIGN GOVERNMENT (3.9%)
Caisse d'Amortissement de la Dette Sociale                           5.362%    3/16/1999            200,000      196,955
Caisse des Depots et Consignations                                   4.928%    12/2/1998            135,000      134,982
Caisse des Depots et Consignations                                   4.949%   12/18/1998            253,620      253,030
Electricite de France                                                5.279%    3/12/1999             27,900       27,497
Electricite de France                                                5.325%    2/18/1999             71,000       70,188
KFW International Finance Inc.                                       5.208%    3/16/1999            110,000      108,357
KFW International Finance Inc.                                       5.213%    3/22/1999            110,000      108,263
KFW International Finance Inc.                                       5.267%    3/11/1999             60,000       59,143
KFW International Finance Inc.                                       5.618%   12/22/1998             45,000       44,856
Oesterreichische Kontollbank                                         5.308%    3/25/1999            177,450      174,545
Reseau Ferre De France                                               5.105%    2/19/1999             60,000       59,328

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Reseau Ferre De France                                                5.35%    1/19/1999           $ 60,000   $   59,567
Reseau Ferre De France                                               5.351%    1/20/1999             50,000       49,632
                                                                                                             -----------
                                                                                                               1,346,343
                                                                                                             -----------

FOREIGN INDUSTRIAL (0.9%)
BP America Inc.                                                      5.469%    12/3/1998             21,600       21,594
BP America Inc.                                                       5.47%    12/4/1998             16,495       16,488
Diageo Capital PLC                                                   5.116%    2/18/1999             63,000       62,302
Diageo Capital PLC                                                   5.118%    2/22/1999             52,000       51,395
Glaxo Wellcome PLC                                                   5.118%    2/22/1999             55,000       54,360
Glaxo Wellcome PLC                                                    5.27%    2/16/1999             20,000       19,777
Reed Elsevier                                                         5.40%    12/1/1998             30,790       30,790
Siemens Capital Corp.                                                5.648%    1/12/1999             70,000       69,552
                                                                                                             -----------
                                                                                                                 326,258
                                                                                                             -----------

FOREIGN UTILITIES (0.4%)
France Telecom                                                       5.145%    2/25/1999             26,487       26,161
France Telecom                                                       5.422%   12/14/1998             12,000       11,977
France Telecom                                                       5.479%   12/16/1998             26,900       26,839
Telstra Corp.                                                        5.132%     2/4/1999             30,000       29,726
Telstra Corp.                                                         5.22%     3/5/1999             30,000       29,597
Telstra Corp.                                                        5.225%    3/12/1999             30,000       29,567
                                                                                                             -----------
                                                                                                                 153,867
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $12,087,946)                                                                                         12,087,946
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (21.6%)
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (2.8%)
Bank of America N.T.S.A.                                              5.24%    9/22/1999            100,000      100,000
Bank of America N.T.S.A.                                              5.28%    3/23/1999            100,000      100,000
Bank of New York                                                      5.64%    3/26/1999             15,000       15,019
Chase Manhattan Bank                                                  4.90%    3/18/1999            150,000      150,000
Chase Manhattan Bank                                                  5.12%     4/7/1999            100,000      100,000
Chase Manhattan Bank                                                  5.25%     2/8/1999            250,000      250,000
Chase Manhattan Bank                                                  5.30%     2/8/1999            100,000      100,000
LaSalle National Bank                                                 5.03%     4/6/1999             50,000       50,000
Wachovia Bank                                                        5.184%    1/26/1999 (1)         95,000       94,983
                                                                                                             -----------
                                                                                                                 960,002
                                                                                                             -----------

YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (18.8%)
ABN-AMRO Bank                                                         4.96%   11/16/1999             45,000       44,981
ABN-AMRO Bank                                                         4.98%    9/28/1999             50,000       49,992
Bank of Montreal                                                      5.13%    1/26/1999            100,000      100,000
Bank of Montreal                                                      5.15%    1/27/1999             50,000       50,000
Bank of Montreal                                                      5.25%    1/22/1999            100,000      100,000
Bank of Montreal                                                      5.28%    1/29/1999            100,000      100,000
Barclays Bank PLC                                                    5.079%     1/1/1999 (1)        200,000      199,931
Barclays Bank PLC                                                    5.084%     1/2/1999 (1)        100,000       99,963
Barclays Bank PLC                                                     5.63%    3/23/1999             28,000       28,009
Barclays Bank PLC                                                     5.80%    4/29/1999             50,000       49,988
Bayerische Landesbank Girozentrale                                    4.87%    4/19/1999            200,000      200,000
Bayerische Landesbank Girozentrale                                    5.08%    3/16/1999            300,000      300,000
Bayerische Landesbank Girozentrale                                   5.635%    3/15/1999             61,000       61,075
Canadian Imperial Bank of Commerce                                    5.19%     2/5/1999            150,000      150,000
Canadian Imperial Bank of Commerce                                    5.23%   12/21/1998             75,000       75,000
Canadian Imperial Bank of Commerce                                    5.27%    1/14/1999             25,000       25,000
Canadian Imperial Bank of Commerce                                    5.27%     2/5/1999            150,000      150,000
Credit Agricole Indosuez                                              5.34%    2/22/1999             70,000       70,000
Credit Agricole Indosuez                                              5.47%    12/8/1998            150,000      150,000
Credit Agricole Indosuez                                              5.47%    1/11/1999            100,000      100,000
Credit Agricole Indosuez                                              5.62%    12/2/1998            100,000      100,000
Deutsche Bank                                                         5.25%    1/19/1999            300,000      300,000
Deutsche Bank                                                        5.635%    4/14/1999             75,000       75,122
Deutsche Bank                                                         5.67%    2/26/1999             11,000       11,011

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
                                                                    YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Deutsche Bank                                                         5.70%     1/7/1999           $ 48,000   $   47,998
Dresdner Bank                                                         4.87%    4/28/1999            100,000      100,000
Dresdner Bank                                                         5.31%    3/17/1999             25,000       25,000
Dresdner Bank                                                         5.33%    3/11/1999             23,000       23,001
Dresdner Bank                                                         5.37%    2/16/1999             42,000       42,000
Landesbank Hassen-Thueringen                                          5.25%     2/4/1999            150,000      150,003
Lloyds Bank                                                           5.15%    2/19/1999             50,000       50,000
National Westminster Bank                                             5.15%     3/1/1999            100,000      100,000
National Westminster Bank                                             5.23%   12/29/1998            100,000      100,000
National Westminster Bank                                             5.25%   12/28/1998            200,000      200,000
National Westminster Bank                                             5.25%    1/21/1999            100,000      100,000
National Westminster Bank                                            5.705%    4/16/1999             99,000       98,984
National Westminster Bank                                             5.73%     4/6/1999             50,000       49,995
National Westminster Bank                                             5.79%    4/30/1999             50,000       49,988
National Westminster Bank                                            5.815%     5/6/1999             50,000       49,988
Rabobank Nederlanden                                                  5.37%    3/15/1999            100,000      100,000
Rabobank Nederlanden                                                  5.60%    3/17/1999             77,000       77,031
Rabobank Nederlanden                                                  5.62%    12/1/1998             50,000       50,000
Rabobank Nederlanden                                                  5.63%     2/9/1999            100,000      100,000
Rabobank Nederlanden                                                  5.68%    5/28/1999             50,000       49,984
Rabobank Nederlanden                                                  5.71%    4/16/1999            100,000       99,986
Rabobank Nederlanden                                                  5.71%    5/21/1999             80,000       80,182
Rabobank Nederlanden                                                  5.72%     4/5/1999            200,000      199,967
Swiss Bank Corp.                                                      5.65%     3/9/1999            130,000      130,123
Swiss Bank Corp.                                                      5.68%    5/28/1999            100,000       99,967
Swiss Bank Corp.                                                      5.68%     6/3/1999            250,000      249,915
Swiss Bank Corp.                                                      5.69%     6/3/1999             50,000       49,986
Swiss Bank Corp.                                                      5.72%     4/5/1999            200,000      199,967
Swiss Bank Corp.                                                      5.74%     6/9/1999             62,000       62,143
Swiss Bank Corp.                                                      5.74%    6/11/1999            125,000      125,292
Swiss Bank Corp.                                                      5.75%     4/2/1999             50,000       50,000
Swiss Bank Corp.                                                      5.82%     5/4/1999             85,000       85,233
Toronto Dominion Bank                                                 5.16%    2/22/1999            100,000      100,000
Toronto Dominion Bank                                                 5.16%    2/23/1999             50,000       50,001
Toronto Dominion Bank                                                 5.64%     2/3/1999            100,000      100,000
Toronto Dominion Bank                                                 5.71%    6/15/1999            100,000      100,467
UBS AG                                                               5.695%    6/30/1999             18,000       18,069
Westdeutsche Landesbank                                               5.12%    3/29/1999            100,000      100,000
Westdeutsche Landesbank                                               5.25%   12/18/1998            200,000      200,000
Westdeutsche Landesbank                                               5.27%    1/25/1999            100,000      100,000
Westdeutsche Landesbank                                               5.39%     2/5/1999            150,000      150,000
Westdeutsche Landesbank                                               5.63%     2/4/1999             50,000       50,000
                                                                                                             -----------
                                                                                                               6,555,342
                                                                                                             -----------

-------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $7,515,344)                                                                                           7,515,344
-------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (11.1%)
-------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                                    5.09%    5/13/1999            100,000      100,000
Abbey National PLC                                                    5.10%    3/16/1999            100,000      100,000
Abbey National PLC                                                    5.33%    3/24/1999             80,000       80,000
ABN-AMRO Bank                                                         5.02%     5/5/1999             80,000       80,000
ABN-AMRO Bank                                                         5.64%     2/3/1999             20,000       20,000
Barclays Bank PLC                                                    4.875%    4/27/1999            100,000       99,993
Barclays Bank PLC                                                     5.54%    2/10/1999             10,000       10,002
Barclays Bank PLC                                                     5.64%     2/5/1999            150,000      150,001
Barclays Bank PLC                                                     5.65%     2/3/1999            100,000      100,000
Barclays Bank PLC                                                     5.70%     4/7/1999             25,000       24,995
Bayerische Landesbank Girozentrale                                    5.15%    2/22/1999            100,000      100,000
Bayerische Landesbank Girozentrale                                    5.61%   12/24/1998            100,000      100,000
Bayerische Landesbank Girozentrale                                    5.61%   12/29/1998            100,000      100,000
Bayerische Hypo und Vereinsbank                                       5.15%    1/27/1999            150,000      150,000
Bayerische Hypo und Vereinsbank                                       5.18%     3/2/1999            100,000      100,000

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Bayerische Hypo und Vereinsbank                                       5.23%   12/29/1998           $100,000  $   100,000
Bayerische Vereinsbank                                                5.45%   12/14/1998             50,000       50,003
Bayerische Vereinsbank                                                5.62%    12/4/1998             50,000       50,000
Bayerische Vereinsbank                                                5.63%   12/29/1998             50,000       50,000
Bayerische Vereinsbank                                                5.64%     2/4/1999            100,000      100,000
Credit Agricole Indosuez                                              4.90%    4/28/1999             50,000       50,002
Credit Agricole Indosuez                                              4.90%    4/29/1999             30,000       30,001
Deutsche Bank AG                                                      5.03%     4/6/1999            150,000      150,000
Deutsche Bank AG                                                      5.08%     4/5/1999             60,000       60,000
Deutsche Bank AG                                                      5.13%    2/26/1999            100,000      100,007
Halifax PLC                                                           4.98%    2/22/1999             75,000       75,002
Halifax PLC                                                           5.11%     3/5/1999             50,000       50,001
Halifax PLC                                                           5.29%    3/23/1999             50,000       50,001
Halifax PLC                                                           5.33%    3/23/1999             50,000       50,002
Halifax PLC                                                           5.65%    1/28/1999             80,000       80,002
Internationale Nederlanden Bank NV                                    5.14%    1/27/1999            100,000      100,002
Internationale Nederlanden Bank NV                                    5.15%    2/23/1999            100,000      100,002
Internationale Nederlanden Bank NV                                    5.16%    2/22/1999             35,000       35,001
Landesbank Hessen-Thueringen                                          5.07%    5/10/1999            200,000      200,009
Landesbank Hessen-Thueringen                                          5.28%    2/16/1999            250,000      250,005
Lloyds Bank                                                           5.09%    3/16/1999            100,000      100,003
Lloyds Bank                                                           5.25%    9/15/1999             25,000       25,046
Rabobank Nederlanden                                                  4.87%    4/29/1999            300,000      300,000
Rabobank Nederlanden                                                  4.88%     5/3/1999            200,000      200,000
Rabobank Nederlanden                                                  5.15%    2/22/1999            100,000      100,000
Toronto Dominion                                                      5.61%   12/21/1998             50,000       50,000
Toronto Dominion                                                      5.62%   12/23/1998             50,000       50,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $3,870,080)                                                                                           3,870,080
-------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (5.5%)
-------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                     5.158%   12/15/1998 (1)        250,000      249,969
Abbey National Treasury Services                                     5.645%     6/1/1999            100,000       99,949
Bank of America N.T.S.A                                              5.079%     1/1/1999 (1)        244,000      243,917
Bank of America N.T.S.A                                               5.51%    2/17/1999 (1)         30,000       29,981
Banc One Corp.                                                        5.55%    2/26/1999             44,000       43,977
FCC National Bank                                                     5.49%    1/15/1999             50,000       50,001
FCC National Bank                                                     5.59%    2/12/1999            100,000      100,000
FCC National Bank                                                     5.71%     3/5/1999             18,000       18,010
First National Bank of Chicago                                        5.04%     4/9/1999             65,000       65,000
First Union National Bank                                             5.13%    2/18/1999            100,000      100,000
First Union National Bank                                             5.28%    2/18/1999            150,000      150,000
LaSalle National Bank                                                5.375%    2/24/1999             50,000       50,000
LaSalle National Bank                                                 5.64%     2/2/1999             50,000       50,000
Nationsbank N.A.                                                      5.07%    5/10/1999            150,000      150,000
Nationsbank N.A.                                                      5.35%    2/23/1999             50,000       50,000
SMM Trust 1998-B                                                      5.28%    12/5/1998 (1)        100,000      100,000
SMM Trust 1998-B                                                      5.50%   12/16/1998 (1)        200,000      200,000
Wachovia Bank                                                         5.10%     1/2/1999 (1)        135,000      134,989
Wachovia Bank                                                         5.50%    1/28/1999             35,000       35,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $1,920,793)                                                                                           1,920,793
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
   (COST $35,300,983)                                                                                         35,300,983
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         $   421,022
Liabilities                                                                                                     (846,678)
                                                                                                             ------------
                                                                                                                (425,656)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                            $34,875,327
-------------------------------------------------------------------------------------------------------------------------

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                             $34,875,850
 Undistributed Net Investment Income                                                                                  --
 Accumulated Net Realized Losses                                                                                    (523)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                  $34,875,327
=========================================================================================================================

 Investor Shares--Net Assets applicable to 33,732,899,221 outstanding $.001 par
   value shares of beneficial interest (unlimited authorization)                                             $33,732,405
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $1.00
=========================================================================================================================

 Institutional Shares--Net Assets applicable to 1,142,948,989 outstanding $.001
   par value shares of beneficial interest (unlimited authorization)                                          $1,142,922
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY             AMOUNT       VALUE*
FEDERAL MONEY MARKET FUND                                           YIELD**         DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.4%)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                               4.786%   12/18/1998           $ 42,400   $   42,305
Federal Home Loan Bank                                               4.797%    12/4/1998             10,630       10,626
Federal Home Loan Bank                                               5.043%     2/3/1999             75,000       74,336
Federal Home Loan Bank                                               5.102%    12/8/1998 (1)         70,000       69,973
Federal Home Loan Bank                                               5.102%     3/1/1999 (1)        150,000      149,890
Federal Home Loan Bank                                                5.56%    3/25/1999             25,000       24,990
Federal Home Loan Bank                                                5.65%     4/9/1999             27,000       26,997
Federal Home Loan Bank                                                5.80%   12/18/1998             33,330       33,332
Federal Home Loan Mortgage Corp.                                     4.796%   12/18/1998             70,000       69,843
Federal Home Loan Mortgage Corp.                                     4.801%   12/10/1998             10,000        9,988
Federal Home Loan Mortgage Corp.                                      4.84%   12/26/1998 (1)         35,000       34,996
Federal Home Loan Mortgage Corp.                                     5.052%    3/26/1999             25,000       24,604
Federal Home Loan Mortgage Corp.                                     5.064%     2/3/1999             12,344       12,234
Federal Home Loan Mortgage Corp.                                     5.135%    2/18/1999            100,000       98,887
Federal Home Loan Mortgage Corp.                                     5.146%    2/10/1999             50,000       49,499
Federal Home Loan Mortgage Corp.                                     5.156%    2/11/1999            100,000       98,982
Federal Home Loan Mortgage Corp.                                     5.156%    2/26/1999            294,773      291,221
Federal Home Loan Mortgage Corp.                                     5.163%    2/25/1999            148,575      146,791
Federal Home Loan Mortgage Corp.                                     5.203%    3/25/1999            100,000       98,394
Federal Home Loan Mortgage Corp.                                     5.216%   12/23/1998            100,000       99,685
Federal Home Loan Mortgage Corp.                                     5.261%    2/24/1999            140,000      138,304
Federal Home Loan Mortgage Corp.                                     5.281%    2/12/1999            313,300      310,064
Federal Home Loan Mortgage Corp.                                     5.292%    2/19/1999             91,000       89,960
Federal Home Loan Mortgage Corp.                                     7.125%    7/21/1999             14,000       14,190
Federal National Mortgage Assn.                                      4.862%     2/2/1999              6,188        6,136
Federal National Mortgage Assn.                                      4.942%    4/23/1999             13,891       13,624
Federal National Mortgage Assn.                                      4.958%    1/23/1999 (1)        200,000      199,899
Federal National Mortgage Assn.                                       4.97%    1/21/1999 (1)        100,000       99,950
Federal National Mortgage Assn.                                      4.972%     4/9/1999            100,000       98,262
Federal National Mortgage Assn.                                      4.989%     2/3/1999 (1)        160,000      159,916
Federal National Mortgage Assn.                                       5.01%    2/28/1999 (1)        275,000      274,881
Federal National Mortgage Assn.                                      5.046%    2/25/1999             59,000       58,302
Federal National Mortgage Assn.                                      5.064%   12/17/1998 (1)        150,000      149,975
Federal National Mortgage Assn.                                      5.064%     2/5/1999             75,000       74,312
Federal National Mortgage Assn.                                      5.158%    2/19/1999            145,200      143,560
Federal National Mortgage Assn.                                      5.169%    2/19/1999 (1)         35,000       34,993
Federal National Mortgage Assn.                                      5.176%    1/14/1999 (1)        100,000       99,994
Federal National Mortgage Assn.                                      5.231%    3/15/1999            145,386      143,247
Federal National Mortgage Assn.                                      5.231%    3/19/1999             98,785       97,274
Federal National Mortgage Assn.                                       5.26%   12/15/1998 (1)         15,000       14,993
Federal National Mortgage Assn.                                      5.289%    2/18/1999            100,000       98,866
Federal National Mortgage Assn.                                      5.346%    8/27/1999             50,000       48,102
Federal National Mortgage Assn.                                       5.36%    2/19/1999             30,000       29,991
Federal National Mortgage Assn.                                       5.37%    2/26/1999             30,000       29,984
Federal National Mortgage Assn.                                      5.448%     1/7/1999             85,515       85,061
Federal National Mortgage Assn.                                       5.45%    4/15/1999             60,000       59,944
Federal National Mortgage Assn.                                       5.49%     8/3/1999             50,000       49,950
Federal National Mortgage Assn.                                       5.52%     8/9/1999             60,000       59,954
Federal National Mortgage Assn.                                       6.43%    4/11/1999             14,000       14,064
Federal National Mortgage Assn.                                       6.60%    6/24/1999             20,000       20,217
Overseas Private Investment Corp.                                    4.963%    12/8/1998 (1)         11,471       11,471
Overseas Private Investment Corp.                                    5.298%    1/15/1999 (1)         13,325       13,325
Overseas Private Investment Corp.                                     5.45%   12/15/1998 (1)         24,792       24,792
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $4,235,130)                                                                                           4,235,130
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                    YIELD**         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Societe General
   (Dated 11/30/1998, Repurchase Value $61,236,000
   Collateralized by U.S. Treasury Note 6.50%, 8/15/2005,
   and U.S. Treasury Bond 9.125%, 5/15/2018)                          5.35%    12/1/1998            $61,236    $   61,236
-------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (COST $61,236)                                                                                                  61,236
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $4,296,366)                                                                                            4,296,366
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              134,056
Payables for Investment Securities Sold                                                                          (149,890)
Other Liabilities                                                                                                 (17,630)
                                                                                                                ---------
                                                                                                                  (33,464)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 4,262,943,303 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $4,262,902
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $4,262,972        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                         (70)          --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $4,262,902        $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TREASURY MONEY MARKET FUND                                          YIELD**         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (99.3%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                                    3.88%   12/31/1998         $    3,339   $    3,327
U.S. Treasury Bill                                                   3.892%    1/21/1999          1,307,463    1,299,033
U.S. Treasury Bill                                                   3.916%    1/28/1999            100,000       99,349
U.S. Treasury Bill                                                   4.175%     1/7/1999            100,000       99,573
U.S. Treasury Bill                                                   4.387%    2/11/1999              5,993        5,940
U.S. Treasury Bill                                                   4.467%    2/25/1999            400,000      395,765
U.S. Treasury Bill                                                    4.50%     2/4/1999             97,142       96,361
U.S. Treasury Bill                                                   4.501%     3/4/1999             32,060       31,706
U.S. Treasury Bill                                                   4.844%   12/15/1998             40,000       39,925
U.S. Treasury Bill                                                   5.252%   12/17/1998             10,698       10,674
U.S. Treasury Bill                                                   5.512%   12/10/1998             45,000       44,942
U.S. Treasury Note                                                    5.00%    1/31/1999             25,000       25,005
U.S. Treasury Note                                                    5.00%    2/15/1999             13,093       13,108
U.S. Treasury Note                                                   5.125%   12/31/1998             85,000       85,029
U.S. Treasury Note                                                    5.50%    2/28/1999             64,347       64,468
U.S. Treasury Note                                                    5.75%   12/31/1998             35,000       35,018
U.S. Treasury Note                                                   5.875%    1/31/1999            399,831      400,340
U.S. Treasury Note                                                   5.875%    2/28/1999            511,748      512,626
U.S. Treasury Note                                                    6.25%    3/31/1999             18,636       18,748
U.S. Treasury Note                                                    6.25%    5/31/1999             82,453       83,190
U.S. Treasury Note                                                   6.375%    4/30/1999            210,888      212,133
U.S. Treasury Note                                                   6.375%    5/15/1999             40,448       40,825
U.S. Treasury Note                                                    6.50%    4/30/1999             40,000       40,168
U.S. Treasury Note                                                    6.75%    5/31/1999             90,000       91,095
U.S. Treasury Note                                                    7.00%    4/15/1999              1,618        1,633
U.S. Treasury Note                                                   8.875%    2/15/1999            162,422      163,699
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $3,913,680)                                                                                           3,913,680
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              86,875
Liabilities                                                                                                      (58,304)
                                                                                                             ------------
                                                                                                                  28,571
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 3,942,155,531 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                           $3,942,251
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $1.00
=========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $3,942,175       $1.00
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Gains                                                                           76          --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        3,942,251       $1.00
=========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.

------------------------------------------------------------------------------------------------------------------------
                                                                              PRIME            FEDERAL          TREASURY
                                                                       MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                                               FUND               FUND              FUND
                                                                       -------------------------------------------------
                                                                                      YEAR ENDED NOVEMBER 30, 1998
                                                                       -------------------------------------------------
                                                                              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                             $1,711,004           $209,330          $187,825
                                                                       -------------------------------------------------
        Total Income                                                      1,711,004            209,330           187,825
                                                                       -------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                          3,811                475               453
        Management and Administrative                                        27,565              4,666             4,771
        Shareholder Account Maintenance(1)                                   55,124              5,791             5,246
        Marketing and Distribution(1)                                         9,537              1,194             1,134
    Custodian Fees                                                              915                 39                19
    Taxes (other than income taxes)                                           1,069                134                --
    Auditing Fees                                                                29                 10                10
    Shareholders' Reports(1)                                                    627                 88                80
    Annual Meeting and Proxy Costs(1)                                           154                 21                18
    Trustees' Fees and Expenses                                                  58                  7                 7
                                                                       -------------------------------------------------
        Total Expenses                                                       98,889             12,425            11,738
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,612,115            196,905           176,087
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                         (414)                 8               117
------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                                        --                 --                --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $1,611,701           $196,913          $176,204
========================================================================================================================

(1)Expenses of the Prime Money Market Fund by Class are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                       --------------------------------------------------
                                                                          INVESTOR       INSTITUTIONAL
                                                                            SHARES              SHARES             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                        $55,067              $   57           $55,124
    Marketing and Distribution                                               9,259                 278             9,537
    Shareholders' Reports                                                      627                  --               627
    Annual Meeting and Proxy Costs                                             154                  --               154
                                                                       --------------------------------------------------
Total Class-Specific Expenses                                               65,107                 335            65,442
All Other Fund Expenses                                                     32,535                 912            33,447
-------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                         $97,642              $1,247           $98,889
=========================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Dividends and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------------------
                                                                                           PRIME MONEY MARKET FUND
                                                                                           YEAR ENDED NOVEMBER 30,
                                                                                     ---------------------------------
                                                                                              1998              1997
                                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                              $ 1,612,115       $ 1,358,512
    Realized Net Gain (Loss)                                                                  (414)              (92)
    Unrealized Appreciation (Depreciation)                                                     ---                --
                                                                                     ---------------------------------
        Net Increase in Net Assets Resulting from Operations                             1,611,701         1,358,420
                                                                                     ---------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
    Investor Shares                                                                     (1,566,704)       (1,306,563)
    Institutional Shares                                                                   (45,411)          (51,949)
                                                                                     ---------------------------------
        Total Dividends                                                                 (1,612,115)       (1,358,512)
                                                                                     ---------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
    Issued                                                                              40,996,560        31,513,673
    Issued in Lieu of Cash Distributions                                                 1,502,710         1,250,400
    Redeemed                                                                           (35,246,336)      (28,501,916)
                                                                                     ---------------------------------
        Net Increase--Investor Shares                                                    7,252,934         4,262,157
                                                                                     ---------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
    Issued                                                                               1,343,463         1,397,375
    Issued in Lieu of Cash Distributions                                                    43,052            47,111
    Redeemed                                                                            (1,194,286)       (1,404,015)
                                                                                     ---------------------------------
        Net Increase--Institutional Shares                                                 192,229            40,471
----------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                       7,444,749         4,302,536
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                   27,430,578        23,128,042
                                                                                     ---------------------------------
    End of Year                                                                        $34,875,327       $27,430,578
======================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                        FEDERAL MONEY MARKET FUND            TREASURY MONEY MARKET FUND
                                                       ---------------------------          ----------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------------------------
                                                            1998              1997               1998              1997
                                                           (000)             (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $  196,905        $  172,886         $  176,087        $  156,386
    Realized Net Gain (Loss)                                   8                14                117                79
    Unrealized Appreciation (Depreciation)                    --                --                 --                --
                                                     -------------------------------------------------------------------
       Net Increase in Net Assets
            Resulting from Operations                    196,913           172,900            176,204           156,465
                                                     -------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                    (196,905)         (172,886)          (176,087)         (156,386)
                                                     -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
    Issued                                             3,829,342         3,056,215          4,266,305         3,454,680
    Issued in Lieu of Cash Distributions                 189,680           166,374            168,890           149,759
    Redeemed                                          (3,251,422)       (2,827,790)        (3,729,654)       (3,284,455)
                                                     -------------------------------------------------------------------
        Net Increase from Capital Share Transactions     767,600           394,799            705,541           319,984
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       767,608           394,813            705,658           320,063
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  3,495,294         3,100,481          3,236,593         2,916,530
                                                     -------------------------------------------------------------------
    End of Year                                       $4,262,902        $3,495,294         $3,942,251        $3,236,593
========================================================================================================================

FINANCIAL HIGHLIGHTS

Each fund's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each fund or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.

-------------------------------------------------------------------------------------------------------------------------
                                                                         PRIME MONEY MARKET FUND INVESTOR SHARES
                                                                                 YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .053         .053         .052         .057         .038
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                              -----------------------------------------------------------
        Total from Investment Operations                        .053         .053         .052         .057         .038
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.053)       (.053)       (.052)       (.057)       (.038)
    Distributions from Realized Capital Gains                    --            --           --           --           --
                                                              -----------------------------------------------------------
        Total Distributions                                    (.053)       (.053)       (.052)       (.057)       (.038)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   5.42%        5.41%        5.31%        5.82%        3.87%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $33,732      $26,480      $22,218      $18,764      $15,109
    Ratio of Total Expenses to Average Net Assets              0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       5.28%        5.28%        5.18%        5.64%        3.84%
=========================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                           ---------------------------------     OCT. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998         1997         1996    NOV. 30, 1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $1.00        $1.00        $1.00           $1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .055         .054         .054            .005
    Net Realized and Unrealized Gain (Loss) on Investments                     --           --           --              --
                                                                           -------------------------------------------------
        Total from Investment Operations                                     .055         .054         .054            .005
                                                                           -------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.055)       (.054)       (.054)          (.005)
    Distributions from Realized Capital Gains                                  --           --           --              --
                                                                           -------------------------------------------------
        Total Distributions                                                 (.055)       (.054)       (.054)          (.005)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $1.00        $1.00        $1.00           $1.00
============================================================================================================================

TOTAL RETURN                                                                5.61%        5.59%        5.49%           0.53%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $1,143         $951         $910            $793
    Ratio of Total Expenses to Average Net Assets                           0.15%        0.15%        0.15%         0.15%**
    Ratio of Net Investment Income to Average Net Assets                    5.46%        5.44%        5.35%         5.65%**
============================================================================================================================

 *Inception.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                               FEDERAL MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .052         .052         .051         .056         .038
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                               ----------------------------------------------------------
        Total from Investment Operations                        .052         .052         .051         .056         .038
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.052)       (.052)       (.051)       (.056)       (.038)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                               ----------------------------------------------------------
        Total Distributions                                    (.052)       (.052)       (.051)       (.056)       (.038)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   5.35%        5.35%        5.26%        5.77%        3.82%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $4,263       $3,495       $3,100       $2,637       $2,196
    Ratio of Total Expenses to Average Net Assets              0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       5.21%        5.22%        5.13%        5.61%        3.78%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                               TREASURY MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .050         .050         .050         .053         .036
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                               ----------------------------------------------------------
        Total from Investment Operations                        .050         .050         .050         .053         .036
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.050)       (.050)       (.050)       (.053)       (.036)
    Distributions from Realized Capital Gains                    --            --           --           --           --
                                                               ----------------------------------------------------------
        Total Distributions                                    (.050)       (.050)       (.050)       (.053)       (.036)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   5.06%        5.10%        5.11%        5.47%        3.63%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $3,942       $3,237       $2,917       $2,527       $2,056
    Ratio of Total Expenses to Average Net Assets              0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to Average Net Assets       4.94%        4.98%        4.99%        5.33%        3.59%
=========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Funds comprises the Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Prime Money Market Fund invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Money Market Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

      4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At November 30, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

            -------------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED          PERCENTAGE            PERCENTAGE
                                                  TO VANGUARD             OF PORTFOLIO          OF VANGUARD'S
            MONEY MARKET FUND                        (000)                 NET ASSETS          CAPITALIZATION
            -------------------------------------------------------------------------------------------------
            Prime                                   $6,435                   0.02%                   9.2%
            Federal                                    784                   0.02                    1.1
            Treasury                                   728                   0.02                    1.0
            -------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Prime Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the year ended November 30, 1998, class-specific expenses of the Investor Shares and Institutional Shares represented effective annual rates of 0.22% and 0.04%, respectively, of their average net assets. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and
Trustees of Vanguard Money Market Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Money Market Fund, Federal Money Market Fund and Treasury Money Market Fund (hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson - Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q300-01/20/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.